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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            ----------------------

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 1997

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                         CONCENTRA MANAGED CARE, INC.
            (Exact name of Registrant as specified in its charter)


        DELAWARE                      000-22751                 04-3363415
     (State or other              (Commission File           (I.R.S. Employer
jurisdiction of incorporation)         Number)            Identification Number)

     312 UNION WHARF
  BOSTON, MASSACHUSETTS                                           02109
  (Address of principal                                         (Zip code)
    executive offices)

      Registrant's telephone number, including area code:  (617) 367-2163

                                NOT APPLICABLE
                 (former address if changed since last report)

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ITEM 5. OTHER EVENTS

        (a)  Merger of CRA Managed Care, Inc. and OccuSystems, Inc.

        On August 29, 1997, CRA Managed Care, Inc., a Massachusetts corporation ("CRA"), and OccuSystems, Inc., a Delaware corporation ("OccuSystems"), announced the completion of their previously announced mergers to form Concentra Managed Care, Inc ("Concentra") pursuant to the Agreement and Plan of Reorganization dated as of April 21, 1997 (the "Reorganization Agreement"), among CRA, OccuSystems and Concentra. For additional information regarding the transactions contemplated by the Reorganization Agreement, reference is made to the Press Release attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

        (b)  Acquisition of Occupational Medical Centers of Vencor, Inc.

        On September 2, 1997, Concentra announced that it executed a definitive agreement to purchase a network of 16 occupational medicine centers from Vencor, Inc. For additional information regarding the transactions contemplated by such purchase, reference is made to the Press Release attached to this Current Report as Exhibit 99.2 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS
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        99.1      Press Release of the Registrant dated August 29, 1997

        99.2      Press Release of the Registrant dated September 2, 1997
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CONCENTRA MANAGED CARE, INC.
                             (Registrant)



                             By:/s/ Richard A. Parr II
                                    --------------------------------------------
                             Name:  Richard A. Parr II
                             Title: Executive Vice President and General Counsel

Date:  September 11, 1997
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                               INDEX TO EXHIBITS



 EXHIBIT
 NUMBER                                                         PAGE
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  99.1     Press Release of Registrant dated August 29, 1997

  99.2     Press Release of Registrant dated September 2, 1997